Exhibit 99.2 Cell Therapy R&D Day Differentiated Allogeneic Cell Therapies in Oncology and Autoimmune Disease NOVEMBER 14, 2024

Disclaimer This presentation and any accompanying oral commentary contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are statements that are not historical facts and include, without limitation, statements related to future events; our future financial performance or condition; business strategy; expected timing and plans with respect to development milestones, clinical trials, and regulatory and manufacturing activities; estimated market opportunities for product candidates; potential capabilities and benefits of our technology platforms and product candidates, including the efficacy, tolerability and safety profile of such product candidates; the quotes from Drs. Dholaria and Martin; our plans and strategy with respect to developing our technologies and product candidates; our ability to exploit and consummate additional business development opportunities; statements regarding the upfront payment and other potential fees, milestone and royalty payments we may receive pursuant to our collaboration agreements and research and development activities under our collaboration agreements; and future results of anticipated development efforts. Words such as “expect(s),” “feel(s),” “believe(s),” “will,” “may,” “anticipate(s)”, “potentially” or negative of these terms or similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on management's current expectations of future events only as of the date of this presentation and are subject to a number of important risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: the fact that interim data from the Company’s clinical trials may change as more patient data become available and remain subject to audit and verification procedures that could result in material differences from the final data; our ongoing and planned clinical trials; the fact that our collaboration agreements may be terminated early such that we may not fully realize the benefits of such collaborations; the fact that we will have limited control over the efforts and resources our collaborators devote to advancing development programs under our collaboration agreements and we may not receive the potential fees, reimbursements and payments under our collaboration agreements; risks and uncertainties associated with conducting clinical trials; whether any of our product candidates will be shown to be safe and effective; our ability to finance continued operations; our reliance on third parties for various aspects of our business; competition in our target markets; our ability to protect our intellectual property; our ability to retain key scientific or management personnel; risks and uncertainties associated with development and regulatory approval of novel product candidates in the biopharmaceutical industry; and other risks and uncertainties described in our filings with the Securities and Exchange Commission, including under the heading “Risk Factors”. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons why actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. 2 © 2024 Poseida Therapeutics, Inc. All Rights Reserved.

Introduction: Poseida poised to lead in allogeneic cell therapy Kristin Yarema, PhD President & CEO

Introduction: Poseida poised to lead in allogeneic cell therapy
Kristin Yarema, PhD

Heme malignancies: P-BCMA-ALLO1 leads a portfolio of allogeneic T_{SCM}-rich CAR-T programs
Syed Rizvi, MD

From hematology to autoimmune disease: Poseida's BCMA-CD19 dual CAR-T
Kurinji Pandiyan, PhD

Waves of innovation in solid tumor cell therapy
Devon J. Shedlock, PhD

The power of partnerships fireside chat
Peter Sandor, MD (Astellas) & Karen Basbaum

In-house GMP manufacturing capabilities
Loren Wagner

Concluding remarks
Kristin Yarema, PhD

Q&A
Executive and Scientific Leadership



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© 2024 Poseida Therapeutics, Inc. All Rights Reserved.

On a mission to advance a new class of cell therapies & genetic medicines GENETIC MEDICINES ALLOGENEIC CAR-T Non-viral delivery for gene Enabling broad and rapid “Top 10 Public Gene Therapy insertion and gene editing patient access to Company” to meet patient needs transformational CAR-T “Top 10 Public Gene Editing Company” UNMATCHED PLATFORM Innovating with powerful, proprietary, and differentiated genetic engineering technologies © 2024 Poseida Therapeutics, Inc. All Rights Reserved.

Our unique system of non-viral tools can be used individually or together – with the capacity to treat cancer, autoimmune and rare diseases POSEIDA SYSTEM OF NON-VIRAL TOOLS + Cas-CLOVER Transposon-based Enabling Gene Editing DNA insertion technologies NON-VIRAL GENETIC MEDICINES ALLOGENEIC CAR-T Non-viral, in vivo editing of Dual targeting disease-relevant gene using MHC I KO Cas-CLOVER transposon-based gene insertion Healthy TCR KO Donor T Cells Cas-CLOVER gene editing Whole gene insertion via non- viral transposon for functional T -rich CAR-T cells SCM correction 6 © 2024 Poseida Therapeutics, Inc. All Rights Reserved.

Poseida's robust platform underpins and enables work in three cell therapy areas

Areas of unmet need poised for disruption with the right allogeneic CAR-T platform

POSEIDA'S VISION:

Our T_{SCM}-rich allogeneic CAR-T will enable all patients who can benefit from transformational cell therapy to do so

Opportunity

Area		Opportunity	
Hematology	Despite auto CAR-T approvals, access heavily restricted with safety issues further compounding need for novel safe & efficacious options	**200K**	New U.S. patients per year, representing ~10% of all new cancer incidences[1,2]
Solid Tumor	Significant unmet need, historically elusive to CAR-T, requiring novel, innovative approaches for success	**2M+**	New U.S. patients per year[1,2]
Autoimmune Disease	Exciting potential for CAR-Ts to deliver "immune reset" across a broad range of diseases, with the right allo platform crucial to unlock opportunity	**5M+**	U.S. patients living with **MS, RA, and Lupus**, which are increasing in prevalence[3,4]

Note: size of circles not to scale

1. Cancer Facts & Figures 2024, American Cancer Society. 2. Cancer Statistics 2024, National Cancer Institute. 3. National MS Society, Arthritis.org, CDC.
4. Miller FW. Curr Opin Immunol. 2023 Feb;80:102266.

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POSEIDA THERAPEUTICS

Poseida has built a full set of capabilities needed for success in allogeneic cell therapy

	OTHERS	POSEIDA SYSTEM	POSEIDA ADVANTAGE
CELL TYPE	• Differentiated T cells • Variety of other immune cell types	• T stem cell memory cells (T_{SCM})	• Product profile unique in 'stemness' • Expected better safety • Persistent, self-renewing cells
GENE INSERTION (add CAR)	• Viruses (single-gene capacity)	• Nonviral transposon (multigene capacity)	• Safety • Product purity • Multi-CAR products • Maintains T_{SCM} type
GENE EDITING (for alloreactivity)	• Older technologies with lower fidelity*	• Cas-CLOVER, high-fidelity	• Safety, quality • Maintains T_{SCM} type
SCALABLE MANUFACTURING	• Often outsourced • Challenging to reach high yields	• Wholly-owned onsite GMP facility • Booster molecule-enabled yield	• Proven CMC capability (up to over 100 doses/batch yields) • Scalable, lower cost

*E.g., TALEN, Cas9
CMC, Chemistry, manufacturing and controls; GMP, good manufacturing practice.

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© 2024 Poseida Therapeutics, Inc. All Rights Reserved.

Our unique and proprietary toolkit has the capabilities required to produce T_{SCM}-rich allogeneic CAR-T, with potential to drive depth and durability of response

Fully Non-Viral Approach

Transposon — 1 Non-viral gene insertion system

✓ **Preferentially insert into T_{SCM}**

High cargo capacity enhances functionality

Allows inclusion of multiple safety features + functionality

Cas-CLOVER — 2 Gene editing system

✓ **Preserve T_{SCM} cell type**

Designed to address GVH & HVG alloreactivity

~25x greater fidelity vs. CRISPR-Cas9

Enabling Tech — 3 Quality manufacturing at scale

✓ **Preserve T_{SCM} cell type**

High yield at low cost

Pure CAR-T cell product

Stored in inventory and ready for use

Poseida IP-protected tools designed to work together as a system

T_{SCM} correlates with depth and durability of response

9 © 2024 Poseida Therapeutics, Inc. All Rights Reserved. GVH, graft-versus-host; HVG, host-versus-graft

POSEIDA THERAPEUTICS

Our rich pipeline includes partnered and wholly-owned allogeneic CAR-T as well as non-viral genetic medicines

		INDICATION	PRECLINICAL	IND-ENABLING	PHASE 1	PHASE 2	
Allogeneic CAR-T	**Heme Malignancies and Autoimmune Diseases**						
	P-BCMA-ALLO1	Multiple myeloma					Roche
	P-CD19CD20-ALLO1	B-cell malignancies					Roche
	P-BCMACD19-ALLO1	Multiple myeloma and autoimmune diseases					POSEIDA THERAPEUTICS
	P-CD70-ALLO1	Acute myeloid leukemia					Roche Option
	Novel Dual CAR	Heme malignancies, including multiple myeloma					Roche
	Solid Tumor*						
	P-MUC1C-ALLO1	Breast, ovarian, colorectal, lung, pancreatic, renal					POSEIDA THERAPEUTICS
	P-PSMA-ALLO1	Prostate cancer					POSEIDA THERAPEUTICS
	***Convertible*CAR®**	x2 Solid tumor programs*					astellas
Genetic Medicines	**Liver Directed**						
	P-KLKB1-101	Hereditary Angioedema (HAE)					POSEIDA THERAPEUTICS
	P-FVIII-101	Hemophilia A					POSEIDA THERAPEUTICS

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*Solid tumor targets identified in conjunction with the research collaboration and license agreement with Astellas are yet to be disclosed

POSEIDA THERAPEUTICS

Poseida's path to value creation in allogeneic cell therapy

Presently heading into our second growth horizon

Build Foundation

VALIDATE PLATFORM

- Advance non-viral allogenic CAR-T_{SCM} assets in the clinic
  - P-BCMA-ALLO1 in Phase 1b; RMAT designation
  - 3 clinical stage programs across liquid & solid tumors
- Establish partnerships with Roche and Astellas
- Manufacture GMP product in-house

Extend Approach

DRIVE VALUE

- Enter autoimmune disease space
- Deepen and extend pharma partnerships
- Grow wholly-owned asset pipeline
- Refine next-generation tools & technologies
- Further strengthen manufacturing, healthy donor competencies

Disrupt Cell Therapy

DELIVER FOR PATIENTS

- Stream assets from allogeneic CAR-T_{SCM} product engine
- Launch new cell therapy platforms for greater reach (CAR-TCR and beyond)
- Manufacture high volume, low COGS products at scale
- Commercialize partnered and own assets that have strong value propositions

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POSEIDA THERAPEUTICS

Heme malignancies: P-BCMA-ALLO1 leads a portfolio of allogeneic T -rich CAR-T programs SCM Syed Rizvi, MD Chief Medical Officer

Bhagirathbhai Dholaria, M.D.

Associate Professor of Medicine (Hematology/Oncology) at the Vanderbilt-Ingram Cancer Center

"Right off the bat, I was very impressed with the rapid responses we saw in a couple of initial patients we treated, including several patients of my colleagues who had failed other standard therapies, including a significant amount of extramedullary disease. And within 4 to 6 weeks, the disease melted away with the clearance of bone marrow. The other thing I was very happy to see was the safety of this therapy compared to other CAR-T cell therapy, [where] we are seeing severe CRS and ICANS including prolonged cytopenia. The overall incidence of CRS was quite manageable, and severity was so low that now we are treating most of our patients on this trial on a complete outpatient basis."

POSEIDA THERAPEUTICS

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I was very impressed with the overall “ response rate. The overall response rate in the patients who were BCMA naive was 100%, and the overall response rate in patients who were BCMA exposed was 86%. KEY OL QUOTES FROM FIRESIDE CHAT And even in the seven patients who had exposure to BCMA and talquetamab or GPRC5D, the overall response rate was 86%. That's quite impressive in this, in fact, quite refractory patient population. And the duration of response was also quite impressive. So, between 5 and 10 months. ” 14 © © 2024 2024 P Po os se ei id da a T Th he er ra ap pe eu ut ti ics cs, , I In nc. c. Al All l Ri Righ ght ts s Re Res se er rv ve ed d. .

P-BCMA-ALLO1 is a first-in-kind allogeneic CAR-T for multiple myeloma

Roche

MM is a **common and incurable** blood cancer, with ~12,500 estimated U.S. deaths in 2024[1]

~179,000 people living with myeloma in the U.S., treated across multiple lines of therapy[1]

Large market, ~**$23B global, U.S. ~$14B**, projected to grow at 9-10% annually[2]

Auto CAR-T deliver meaningful outcomes but **only ~10% of patients can benefit today**[2]

P-BCMA-ALLO1


Anti-BCMA CAR
Partial beta-2 microglobulin knock out
TSCM cell
TCR knock out

FDA Regenerative Medicine Advanced Therapy (RMAT) and Orphan Drug Designation (ODD)

Healthy donor-derived, non-viral, T_{SCM}-rich CAR-T with **novel VH binder**

Developed in collaboration with **Roche; Phase 1b** clinical trial underway

Manufactured by Poseida in La Jolla, CA

1. SEER, American Cancer Society. 2. EvaluatePharma – 2024 projections for Global / US sales. CAGR calculated based on 2024-2036 sales projections. Patients receiving treatment calculated based on sales projections and estimated average sale price for marketed autologous CAR T. ClearView Healthcare Partners Analysis.
MM = multiple myeloma

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POSEIDA THERAPEUTICS

An allogeneic approach can greatly simplify and enable patient access to transformational CAR-T



AUTOLOGOUS PATIENT JOURNEY
TREATMENT DECISION
WEEKS to MONTHS
SCHEDULE PATIENT FOR APHERESIS (4-8 HRS)
POTENTIAL NEED FOR RE-APHERESIS
BRIDGING THERAPY
PATIENT CELL PROCESSING
SHIPMENT
TREATMENT INITIATION
PATIENT RESPONSE
30 DAYS AFTER INFUSION1
MONTHS
TIME TO CLINICAL BENEFIT
ALLOGENEIC PATIENT JOURNEY
Based on Poseida Clinical Trial Experience
TREATMENT DECISION
HEALTHY DONOR PRODUCT SHIPPED
PATIENT RESPONSE
TREATMENT INITIATION 1 DAY
16 DAYS* AFTER INFUSION
~3.5*
WEEKS
TIME TO CLINICAL BENEFIT

Source: Adapted from Elverum K, Whitman et al. Gene Therapy. April 2019. 1. Carvykti [package insert] - median time to first response was 1 month. *Based on interim data from Phase 1 P-BCMA-ALLO1 clinical trial announced at IMS in September 2024, Arms A and B.

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© 2024 Poseida Therapeutics, Inc. All Rights Reserved.

POSEIDA THERAPEUTICS

P-BCMA-ALLO1 Phase 1: Background and methods

Phase 1, open-label, dose escalation study in patients with relapsed/refractory multiple myeloma

- Must have had ≥ 3 prior lines of therapy including a PI, IMiD & CD38 mAb or be triple refractory
- **Prior BCMA targeting therapy allowed**
- ECOG 0 or 1

- **Primary Objectives:** Safety and MTD/RDE
- **Secondary Objectives:** Anti-myeloma effect; cell dose & lymphodepletion regimen selection

Dosing Information

Arm/LD dose (mg/m²)*	P-BCMA-ALLO1 Dose (cells/kg)	Total Patients†
Arm S (Cy 300/ Flu 30)	Range of 0.25-6 X 10^6	N=25
Arm A (Cy 500/ Flu 30)	2 x 10^6	N=19
Arm B (Cy 1000/ Flu 30)	2 x 10^6	N=10
Arm C (Cy 750/ Flu 30)	2 x 10^6	N=23

† Arm S includes 3 retreated subjects (received second lymphodepletion regimen followed by second P-BCMA-ALLO1 cell dose) and 1 subject treated with two P-BCMA-ALLO1 cell doses following one LD; Arm C includes 2 retreated subjects; BCMA, B cell maturation antigen; CAR-T, chimeric antigen receptor T-cell; CD38, cluster of differentiation 38; Cy, cyclophosphamide; ECOG-PS, Eastern Cooperative Oncology Group Performance Status; Flu, fludarabine; IMiD, immunomodulatory imide drug; LD, lymphodepletion; mAb, monoclonal antibody; MTD, maximum tolerated dose; PI, protease inhibitor; RRMM, relapsed/refractory multiple myeloma.

* Flu/Cy given × 3 days. All patients in arms A, B and C dosed at P-BCMA-ALLO1 cell dose with range of 1.822 to 5.589 × 106 cells/kg

Data cutoff for safety analysis was July 31st, 2024, and September 6th, 2024, for efficacy analysis.

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POSEIDA THERAPEUTICS

P-BCMA-ALLO1 is highly clinically active in BCMA-naïve and BCMA-experienced patients PR VGPR CR sCR 100% 100% 91% 86% 86% 82% 80% 60% 40% 20% 00% Arm C Arm C Arm C Arm C Arm C (n = 23) BCMA-naïve ≥ 1 prior BCMA ≥ 1 prior BCMA and Prior Bispecific*** (n=9*) (n=14*) GPRC5D** (n=7*) (n=11*) Arm ORR= sCR, CR, VGPR or PR, including confirmed and unconfirmed responses. Evaluable patients: Obtained first response assessment by IMWG m-protein criteria or PD/death and completed 2 2 6 Week 4 visit. Arm: C = LD – cy 750 mg/m , flu 30mg/m .. All dosed Cohort 2 = Range 2.0 to < 6.0 × 10 cells/kg. Note: 2 Re-Treatment subjects included in arm C. *Includes 1 retreatment subject *** **talquetamab, a GPRC5D bispecific T cell engager Patients may have received another BCMA targeting agent in addition to bispecific PR, partial response; VGPR, very good partial response; CR, complete response; sCR, stringent complete response. 18 © 2024 Poseida Therapeutics, Inc. All Rights Reserved. Overall Response Rate, %

P-BCMA-ALLO1 Phase 1: A higher risk, difficult to treat and more refractory patient population*

	KarMMa[2] Idecel	Cartitude-1[3] Ciltacel	MajesTEC-1[4] Teclistamab	MonumenTAL-1[5] Talquetamab	MagnetisMM-3[6] Elranatamab	P-BCMA-ALLO1 all patients[1]	P-BCMA-ALLO1 arm C[1]
	N=128	N=97	N=165	N=130 (subcut cohorts)	N=123	N=72	N=21
Age group ≥ 65, # (%)	45 (35%)	35 (36%)	24 (15%) (age≥ 75)	37 (29%) (age >=70)	80 (65%)	43 (60%)	10 (48%)
Minority patient representation	NA	20 (21%)	31 (19%)	23 (18%)	26 (21%)	24 (33%)	8 (38%)
ECOG 0	57 (45%)	39 (40%)	55 (33%)	--	45 (37%)	12 (29%)	8 (38%)
High risk cytogenetics, # (%)*	45 (35%)	23 (24%)	38** (26%)	18 ***(16%)	31 (25%)	50 (69%)	13 (62%)
EMD, # (%)	50 (39%) (incl. bone-based lesions)	13 (13%)	8 (20%)	--	39 (32%)	19 (26%)	8 (38%)
Previous ASCT	120 (94%)	87 (90%)	135 (81%)	111 (85%)	--	42 (58%)	14 (67%)
1 prior anti-BCMA/GPRC5D	0	0	0	42 (34%) (# of prior BCMA not specified)	0	31 (43%)	13 (62%)
Multiple prior BCMA/GPRC5D	0	0	0	--	0	15 (21%)	8 (38%)
Bridging Therapy, # (%)	112 (88%)	73 (75%)	NA	NA	NA	0 (0%)	0 (0%)

*Defined as the presence of Del 17p, t(14;16), t(4;14) for comparators; defined as t(4:14), t(14:16); p53 deletion; del17p; t(14:20); gain 1q for P-BCMA-ALLO1; No head-to-head trial has been conducted evaluating P-BCMA-ALLO1 against other products included herein. Cross-trial data interpretation should be considered with caution as it is limited by differences in study population, study design, and other factors; **Reported as 38/148 patients ***reported as 18/112 patients.

[1] interim data as of Jul 31st, 2024.[2]Munshi et al.; [3]Berdeja et al.; [4]Martin et al. (2023). [5] Chari et al, 2022 [6]Lesokhin, et al. 2023

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POSEIDA THERAPEUTICS

P-BCMA-ALLO1 early safety and efficacy results appear encouraging in comparison with marketed **autologous CAR-T therapies***

Safety

Late-line MM Patients	ABECMA[1]	CARVYKTI[2]	P-BCMA-ALLO1 (Arm C)
Safety Pop	N=349	N=285	N=23***
CRS, All Grade	89%	84%	**39%**
ICANS, All Grade	40% (all CAR-T Neurotox)	13%	**13%**
All infections	61%	57%	**47%**
Parkinsonism	Yes	Yes	**No**
Bridging Tx	Yes	Yes	**No**
SPM signal	Yes	Yes	**No**

Efficacy

Late-line MM Patients	ABECMA (ITT)[1]	CARVYKTI (ITT)[2]	P-BCMA-ALLO1 (ARM C)
Efficacy Pop	N=135	N=113	N=23***
ORR	**53%**	**84%**	**91%**
sCR + CR	21%	69%	22%**
VGPR+	**39%**	**81%**	**48%****

P-BCMA-ALLO1 had consistent and favorable safety profile in both BCMA-naïve & BCMA-experienced patients
No DLTs, no grade ≥3 CRS or ICANS, no GvHD, no parkinsonism
Quick cytopenia resolution and low serious infection rates
ABECMA, CARVYKTI and TECVAYLI enrolled BCMA-naïve patients only

1. . Abecma [package insert]. Summit, NJ: Celgene Corporation; 2024; 2. Carvykti [package insert]. Horsham, PA: Janssen Biotech; 2024

*No head-to-head trial has been conducted evaluating P-BCMA-ALLO1 against other products included herein. Cross-trial data interpretation should be considered with caution as it is limited by differences in study population, study design, and other factors. **Data Maturing *** Includes unconfirmed responses and 2 retreated subjects. Full safety database includes N=72 and results are consistent with Arm C.
SPM, secondary primary malignancy; DLT, dose limiting toxicities; CRS, cytokine release syndrome; ICANS, immune effector cell associated neurotoxicity syndrome; GvHD, graft versus host disease; ORR, overall response rate

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POSEIDA THERAPEUTICS

P-BCMA-ALLO1 early safety and efficacy results appear encouraging in comparison with marketed **bispecific therapies***

Safety

Late-line MM Patients	TALVEY[1]	TECVAYLI[2]	ELFREXIO[3]	P-BCMA-ALLO1 (Arm C)
Safety Pop	N=339	N=165	N=183	N=23***
CRS, All Grade	76%	72%	58%	39%
ICANS, All Grade	9% (N=265)	6%	3%	13%
All infections	53%	61%	42%	47%
SPM signal	-	-	-	No

Efficacy

Late-line MM Patients	TALVEY (ITT)[1]	TECVAYLI (ITT)[2]	ELREXFIO (ITT)[3]	P-BCMA-ALLO1 (ARM C)
Efficacy Pop	N=87	N=110	N=97	N=23***
ORR	74%	62%	58%	91%
sCR + CR	33%	28%	26%	22%**
VGPR+	58%	57%	52%	48%**

Bispecifics are dosed weekly and in cycles after cycles, tethering the patient to the medical center affecting the quality of life of the patient; meanwhile CAR-T has "one and done" dosing approach.

1. Talvey [package insert]. Horsham, PA: Janssen Biotech, 2023; 2.Tecvayli [package insert]. Horsham, PA: Janssen Biotech; 2022. 3. Elrexfio [package insert]. New York, NY Pfizer Inc: 2023.

*No head-to-head trial has been conducted evaluating P-BCMA-ALLO1 against other products included herein. Cross-trial data interpretation should be considered with caution as it is limited by differences in study population, study design, and other factors.
**Data Maturing
*** Includes unconfirmed responses and 2 retreated subjects.
Full safety database includes N=72 and results are consistent with Arm C.

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POSEIDA THERAPEUTICS

NEW P-BCMA-ALLO1 effectively targets mutations that are known to arise in patients DATA with relapse after prior anti-BCMA therapies P-BCMA-ALLO1 kills tumor cells expressing wild type BCMA or clinically identified BCMA escape mutants BCMA P33Del BCMA P33S BCMA S30Del BCMA WT BCMA R27P 4 4 4 3 3 3 3 2 2 2 2 1 1 1 1 0 0 0 0 0 20 40 60 0 20 40 60 0 20 40 60 0 20 40 60 Time elapsed (Hrs) Time elapsed (Hrs) hour Time elapsed (Hrs) Poseida data on file 22 © 2024 Poseida Therapeutics, Inc. All Rights Reserved. 2 Tumor cell Total Area (µm / image) normalized to time = 0 hr

Patients across Arms A, B, and C show response in disease markers, with encouraging early mTTR and mDOR

Median Time to Response (Pooled Arms A + B)	Median Duration of Response for Patients with ≥ 6 Months of Follow Up (Pooled Arms A + B)
16 Days (95% CI 15 - 22)	**232 Days** (95% CI 158 - 308)

Note: Arm C is the least mature cohort (most recently enrolled). Current median follow up of Arm C is less than 3.5 months, therefore DOR could not be estimated at this time

Percent Change by Subject, Color-Coded by Group[a]



Groups
Arm A
Arm B
Arm C
Percent Change in M-protein or light chains
0
-20
-40
-60
-80
-100
Patients

[a] The % change on Y axis is based on the myeloma parameter that was measurable at baseline and is used to determine response on each subject over time, such as SPEP, UPEP or FLC.
MTTR: median time to response; mDOR: median duration of response; SPEP, serum protein electrophoresis; UPEP, urine protein electrophoresis; FLC, free light chain.

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Summary: P-BCMA-ALLO1 demonstrates compelling early efficacy and safety results in heavily pretreated patients while delivering on the patient experience promise

High efficacy (ORR) in BCMA-naive and BCMA-experienced patients[1]

- **ORR in Arm C is 91%**
- **100% ORR in BCMA naïve patients**
- **Impressive efficacy seen in BCMA experienced patients,** including **86% ORR** in pts with ≥ 1 prior BCMA/ ≥ 1 prior BCMA + GPRC5D
- **P-BCMA-ALLO1 is effective following prior bispecific therapy** with an 82% ORR

Compelling Emerging Safety Results[2]

- **Differentiated safety** vs. auto CAR-T and bispecific/T-cell engagers
- **No** GvHD, DLTs, Parkinson's-like symptoms observed
- **Low CRS, neurotoxicity** all Gr ≤2
- Majority of **AEs were Grade 1/2**
- **Fully non-viral approach** and available safety switch vs. autologous/virus SPM concerns

Superior Patient Experience

- **100% of enrolled patients treated** with in-spec product
- **Outpatient** optionality for ease and reimbursement
- **No** waiting…available on-demand from inventory
  - **No** invasive patient apheresis
  - **No** anti-myeloma bridging therapy
- **~3.5 weeks from patient enrollment to clinical response**

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[1] Interim data as of September 6, 2024. [2] Interim data as of July 31, 2024

POSEIDA THERAPEUTICS

Phase 1b study schema, dose expansion is actively enrolling two dosing cohorts

Phase 1/1b, open-label, dose expansion study in patients with relapsed/refractory multiple myeloma

Key Inclusion:

- Must have had ≥ 3 prior lines of therapy including a PI, IMiD & CD38 mAb or be triple refractory
- Documented measurable disease
- ECOG 0 or 1
- n=40

- **Primary Endpoints:** ORR based on IMWG criteria
- **Secondary Endpoints:** Safety, tolerability and efficacy of P-BCMA-ALLO1 (ORR, CR/sCR, TTR, DOR, PFS, OS)
- **Exploratory Endpoints**: MRD, cellular kinetics, BCMA expression in the bone marrow, soluble BCMA in the blood


P-BCMA-ALLO1
Dosing level 1
Cy750/Flu30
Ongoing response & safety assessments
Dosing level 2
P-BCMA-ALLO1

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IMWG, International Myeloma Working Group; MRD, minimal residual disease; DOR, duration of response; PFS, progression-free survival; OS, overall survival; TTR, time to response

POSEIDA THERAPEUTICS

P-CD19CD20-ALLO1 – Poseida's first dual CAR-T is being developed in partnership with Roche


Differentiated, carrying 2 full length CARs and other Poseida platform elements[1]
CD19
CD20
MHC I knock-out
TCR knock-out

- **Relapse due to target escape remains a common problem in B-cell malignancies**
- **Early autologous CD19/CD20 CAR-T data suggests dual targeting can be more effective**

Preclinical data planned for ASH 2024; Clinical data planned for 2025*

Clinical Trial	Status
• Phase 1 study enrolling selected B-cell malignancies, prior Auto CAR-T and TCE is allowed (NCT04960579) • 3x3 design, with flexibility for expansion, exploring multiple LD regimens	• Multiple learnings from other Poseida programs have been incorporated • Dose escalation is ongoing

*Subject to coordination with Roche
1. Safety switch, selectable marker, TCR KO, β2M KO

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© 2024 Poseida Therapeutics, Inc. All Rights Reserved.

POSEIDA THERAPEUTICS

NEW P-CD19CD20-ALLO1 is a potent CAR-T product against CD19- and CD20-dual DATA positive B-Cell malignancies • High in vitro potency against CD19- and CD20-positive Raji model • High in vivo antitumor efficacy across CAR-T lots produced from multiple healthy donors and dose levels In vitro potency In vivo antitumor efficacy 11 100 10 10 10 80 PBS (no CAR-T) 9 10 60 Naïve Donor 1 6 6 6 8 10x10 10x10 10x10 10 Donor 2 40 6 6 6 5x10 5x10 5x10 Donor 3 7 10 6 6 6 20 2.5x10 2.5x10 2.5x10 6 6 6 6 10 1x10 1x10 1x10 0 5 10 0.01 0.1 1 10 100 0 10 20 30 40 E:T Ratio Days Post CAR-T Infusion Figure 2. P-CD19CD20-ALLO1 CAR-T cells produced from three healthy donors exhibit robust antitumor efficacy against CD19- and CD20-dual positive Raji Burkitt’s lymphoma cell line in vitro and in vivo. Left Panel. Luciferase-expressing WT Raji cells (CD19+CD20+) were co-cultured for 48 hours with P-CD19CD20-ALLO1 CAR-T cells at the indicated Effector:Target (E:T) ratios and viable cells were quantified using a luminescence-based assay. Cytotoxicity was calculated by normalization to Raji cells alone samples. Right Panel. NSG mice were intravenously implanted with WT Raji (CD19+CD20+) cells and received 4 days later the indicated doses of P- CD19CD20-ALLO1 CAR-T cells. Tumor burden was monitored by bioluminescence imaging. Data is presented as mean ± SEM (n=5 mice/group). 27 © 2024 Poseida Therapeutics, Inc. All Rights Reserved. Cytotoxicity (%) Total Flux (p/s) Donor 1 Donor 2 Donor 3

NEW P-CD19CD20-ALLO1 may prevent relapse due to antigen escape by DATA targeting single-positive tumor cells • P-CD19CD20-ALLO1 shows dose-dependent and high tumor control in two in vivo models of antigen escape Raji CD19 KO (CD20+) Raji CD20 KO (CD19+) 11 11 10 10 PBS (no CAR-T) PBS (no CAR-T) 10 10 10 10 Naïve Naïve 9 9 6 10 10 6 10x10 10x10 6 6 8 8 5x10 10 10 5x10 6 6 2.5x10 2.5x10 7 7 10 10 6 6 1x10 1x10 6 6 10 10 5 5 10 10 0 10 20 30 40 0 10 20 30 40 Days Post CAR-T Infusion Days Post CAR-T Infusion Figure 3. Dual-targeting P-CD19CD20-ALLO1 CAR-T cells can prevent relapse due to antigen loss. P-CD19CD20-ALLO1 show strong in vivo antitumor efficacy against Raji cells genetically engineered to express only CD20 (CD19 KO – left panel) or CD19 (CD20 KO – right panel) in a dose-dependent manner. NSG mice were intravenously implanted with CD19 or CD20-single positive Raji cells and 4 days later received the indicated doses of P-CD19CD20-ALLO1 CAR-T cells. Tumor burden was monitored by bioluminescence imaging. Data is presented as mean ± SEM (n=5 mice/group). 28 © 2024 Poseida Therapeutics, Inc. All Rights Reserved. Total Flux (p/s) Donor 1 Total Flux (p/s) Donor 1

P-CD19CD20-ALLO1: Robust killing of B cells from primary human autoimmune PBMCs

NEW DATA



Systemic Lupus Erythematosus PBMCs
% Surviving B cells
200
150
100
80
60
40
20
0
E:T 1:1
E:T 5:1
SLE Donor 1
SLE Donor 2
SLE Donor 3
SLE Donor 1
SLE Donor 2
SLE Donor 3
Multiple Sclerosis PBMCs
% Surviving B cells
E:T 1:1
E:T 5:1
MS Donor 1
MS Donor 2
MS Donor 1
MS Donor 2
Rheumatoid Arthritis PBMCs
% Surviving B cells
E:T 1:1
E:T 5:1
RA Donor 1
RA Donor 2
RA Donor 3
RA Donor 1
RA Donor 2
RA Donor 3
P-CD19CD20-ALLO1 (3 unique donors)

- P-CD19CD20-ALLO1 assayed for cytotoxicity against B cells in primary human PBMCs from autoimmune patients (RA, SLE, MS)
  - Average of 3 lots of P-CD19CD20-ALLO1 (3 unique donors)
- Robust depletion of B cells in most samples at 5:1 E:T
  - No cytotoxicity observed against NK cells or macrophages above no CAR-T controls
  - CD20+ T cell depletion was expected and observed
    - ~5-8% of T cells in MS are CD20+; <2% in healthy donors
- Data are similar to P-BCMA-ALLO1 cytotoxicity against cancerous B cell lines

E:T, Effector:Target ratio

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© 2024 Poseida Therapeutics, Inc. All Rights Reserved.

POSEIDA THERAPEUTICS

P-CD70-ALLO1: Introducing an IND-enabling stage asset with multi-indication potential, including in heme malignancies and solid tumors


TCR KO
Partial B2M KO
CD70 knockdown
Safety switch
CD70 CAR

Key features

Novel allogeneic, T_{SCM}-rich CD70-targeting CAR-T engineered for potency, safety, and manufacturability

- Unique shRNA knockdown of CD70 from a multi-cistronic transgene to avoid fratricide and increase potency, with no genotoxicity risk
- Potent cytotoxicity against CD70+ AML cell lines in vitro and in vivo, without impacting normal hematopoietic stem and progenitor cells
- Ablates CD70+ activated alloreactive lymphocytes, which may prolong persistence by inhibition of immune rejection (T cell shield)

Proof-of-concept exists for use of CD70 approaches in solid (RCC) and liquid tumor (AML), including from early CAR-T studies and monoclonal antibodies

- Roche has an exercisable option on this program

P-CD70-ALLO1 has great potential in high unmet medical need diseases

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© 2024 Poseida Therapeutics, Inc. All Rights Reserved.
POSEIDA THERAPEUTICS

CD70 is an attractive antigen target for CAR-T, given expression levels as well as early clinical evidence in solid and liquid tumors

CD70 expression seen across tumor types

Liquid tumors

AML



CD70 expression % by flow cytometry
100
75
50
25
0
****
AML bulk
AML LSCs
normal BM HSCs
normal BM progenitors
normal T cells
normal activated T cells

Perna F et al. 2017

Lymphomas



<10%
10-50%
>50%
MCL (N=65)
PTCL (N=46)
DLBCL (N=8)
NKTCL (N=4)
ALCL (N=3)
0
50
100

Flieswasser T et al, 2019

Solid tumors



0-10%
≥10%-50%
≥50%
Lung carcinoma (n=101)
Colorectal carcinoma (n=75)
Renal cell carcinoma (n=39)
Pancreatic carcinoma (n=35)
Head & Neck carcinoma (n=30)
Anaplastic Thyroid carcinoma (n=24)
Breast cancer (n=21)
Melanoma (n=20)
Ovarian carcinoma (n=20)
Cervix carcinoma (n=18)
Urothelial carcinoma (n=13)
Hepatocellular carcinoma (n=13)
Prostate carcinoma (n=12)
Oesophageal carcinoma (n=12)
Brain carcinoma (n=9)
Endometrial carcinoma (n=8)
Mesothelioma (n=8)
Kaposi sarcoma (n=7)
Gastric carcinoma (n=6)
Adenoid Cystic carcinoma (n=5)
Cholangio carcinoma (n=5)
Langerhans histiocytosis (n=5)
Thymic carcinoma (n=5)
Merkell cell carcinoma (n=4)
Neuro-endocrine carcinoma (n=2)
****
****
*
0
50

Flieswasser T, et al, 2019

Early clinical validation of CD70 exists across modalities (CAR-T, ADCs) and therapeutic areas (AML, RCC) [1,2], with a **solid emerging safety record** attributed to no expression on normal hemopoietic stem cells[3]

31
© 2024 Poseida Therapeutics, Inc. All Rights Reserved.

[1]Pabst et al. 2023. [2]Pal SK et al. 2024. [3]Perna et al, 2017; Riether et al, 2017; Sauer et al 2021.

Poseida approach using robust shRNA-mediated depletion (knockdown) of CD70 yields CAR-T with optimal in vivo potency

NEW DATA

Superior to CD70 knockout through gene editing

Highly efficient knockdown of CD70 in CAR-T cells using shRNA



98
193
1,923
101
shRNA
KO
WT
FMO
0
10^3
10^4
10^5
CD70

Robust in vivo activity against AML models



Nomo-1 (CD70 positive)
Photons/sec
Days Post CAR-T Injection
PBS
WT CAR-T
CD70 KO CAR-T
CD70 shRNA KD CAR-T

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© 2024 Poseida Therapeutics, Inc. All Rights Reserved.

AML, acute myeloid leukemia; FMO, fluorescence-minus-one control; KO, knockout; PBS, phosphate buffered saline; shRNA, short hairpin ribonucleic acid; WT, wildtype

POSEIDA THERAPEUTICS

NEW DATA P-CD70-ALLO1 exhibits robust anti-AML effect in vivo with no HSC toxicity P-CD70-ALLO1 has robust in vivo potency against Healthy donor HSC are killed by c-Kit & CD123 CAR- CD70+ AML Nomo-1 xenograft T, but not by P-CD70-ALLO1 or control PSMA CAR-T Nomo-1 150 12 10 PBS Control Threshold 11 6 10 2.5 × 10 P-CD70-ALLO1 100 10 10 9 10 50 8 10 7 10 0 6 10 0 10 20 30 40 Days Post CAR-T Injection Note: P-CD70-ALLO1 cells were produced from 3 individual healthy donors, and co-cultured with healthy donor HSC 33 © 2024 Poseida Therapeutics, Inc. All Rights Reserved. P-CD70-ALLO1 PSMA CAR-T c-Kit CAR-T CD123 CAR-T Photons/sec %colonies remaining (norm. to CD34+ alone)

From hematology to autoimmune disease: Poseida’s BCMA-CD19 dual CAR-T Kurinji Pandiyan, PhD Vice President, Portfolio & Strategy

CAR-T and related immunotherapies show great promise and present new questions in autoimmune disease 2021 2022 – 2024 Today’s questions Best therapeutic Optimal • Seminal results from Georg Schett • Rapid pivot of oncology / cell modality? safety? group sparked explosive interest therapy companies, especially allogeneic players • Many trials underway in multiple diseases Target selection? Mixed Results: Disease • Encouraging early efficacy, selection? including allogeneic • Questions emerging on safety, • Unmet need and market durability of remissions potential appear vast Optimal durability Conditioning approach? of remission? 35 © 2024 Poseida Therapeutics, Inc. All Rights Reserved.

Poseida's clinically validated T_{SCM}-based platform is well-suited to autoimmune disease applications

DESIRED PROFILE OF IMMUNOTHERAPY FOR AUTOIMMUNE DISEASE		POSEIDA PLATFORM FEATURES
Efficacy	• Deep depletion of B cells, then rapid recovery • Ability to target cell populations of interest	✓ **Clinical validation** of CAR-T_{SCM} through oncology work ✓ Pipeline programs include **targets of interest** (BCMA, CD19, CD20, CD70) ✓ **Transposon technology** enables multi-target dual CARs, CAR-TCRs
Safety	• Near term tolerability (CRS, neurotox, infections) • Long term safety (secondary malignancies)	✓ Distinctively **low rates & mild** in oncology, despite higher cell burden ✓ Fully **non-viral** technology, rapid-acting **embedded safety switch** ✓ **High fidelity** gene editor
Patient reach & experience	• Immediate and reliable treatment • Outpatient and community care settings	✓ Some Poseida oncology patients receiving all **treatment outpatient** ✓ Multiple **lymphodepletion strategies** ✓ **Off-the-shelf,** to simplify logistics and treat patients with no waiting
Manufacturing scalability for volume & COGS	• Ability to meet patient demand in higher – prevalent diseases • COGS able to support AID volume proposition	✓ Proven ability to **manufacture at scale** from **healthy donors** ✓ Targeting **biologics-like COGM**

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© 2024 Poseida Therapeutics, Inc. All Rights Reserved.
AID, autoimmune disease; CRS, cytokine release syndrome; COGS, cost of goods sold; COGM, cost of goods manufactured
POSEIDA THERAPEUTICS

P-BCMACD19-ALLO1 (IND-enabling stage): Poseida’s wholly owned investigational therapy for autoimmune disease and hematological malignancies P-BCMACD19-ALLO1 • Potent cytotoxicity against BCMA and CD19, a key feature for both autoimmune disease and in oncology given cells that need to be targeted • Key construct attributes: – Dual CAR configuration, with tandem BCMA CAR, for optimal potency – Intracellular domain (ICD) combination gives superior potency – Incorporation of Poseida allo platform & process improvements Safety switch • Preclinical proof-of-concept established for use of BCMA-CD19 in BCMA autoimmune and oncology models Tandem CAR • Clinical validation of dual BCMA-CD19 targeting with autologous CAR-T CD19 CAR 37 © 2024 Poseida Therapeutics, Inc. All Rights Reserved.

AUTOIMMUNE DISEASE NEW DATA P-BCMACD19-ALLO1: Robust killing of B cells across multiple autoimmune diseases In vitro proof-of-concept in autoimmune disease Rheumatoid Arthritis PBMCs Systemic Lupus Erythematosus PBMCs Multiple Sclerosis PBMCs 200 200 200 E:T 1:1 E:T 5:1 E:T 1:1 E:T 5:1 E:T 1:1 E:T 5:1 Mock T Cell Control 150 150 150 P-BCMACD19-ALLO1 100 100 100 (2 unique donors) 80 80 80 60 60 60 40 40 40 20 20 20 0 0 0 Robust in vitro elimination of primary autoimmune patient derived B cells across different effector to target ratios 38 © 2024 Poseida Therapeutics, Inc. All Rights Reserved. PBMC, peripheral blood mononuclear cells MS Donor 1 MS Donor 2 MS Donor 1 MS Donor 2 RA Donor 1 RA Donor 2 RA Donor 3 RA Donor 1 RA Donor 2 RA Donor 3 SLE Donor 1 SLE Donor 2 SLE Donor 3 SLE Donor 1 SLE Donor 2 SLE Donor 3 % Surviving B cells % Surviving B cells % Surviving B cells

AUTOIMMUNE DISEASE NEW DATA P-BCMACD19-ALLO1 depletes primary human B cells in humanized mouse model In vivo proof-of-concept of robust B cell depletion PBS control Dose level 3 Dose level 2 Dose level 1 800 800 800 800 600 600 600 61% depleted 600 83% depleted 77% depleted 400 400 400 400 200 200 200 200 0 0 0 0 0 7 14 21 28 0 7 14 21 28 0 7 14 21 28 0 7 14 21 28 Days post CAR-T injection Days post CAR-T injection Days post CAR-T injection Days post CAR-T injection Days post CAR-T injection (N=3 mice) Dose-dependent depletion of primary B cells in a humanized NOG-EXL mouse model generated with human CD34+ cells 39 © 2024 Poseida Therapeutics, Inc. All Rights Reserved. NOG-EXL, highly immunocompromised mouse model B-cell counts/ μL of blood B-cell counts per μL of blood B-cell counts per μL of blood B-cell counts per μL of blood B-cell counts per μL of blood

Immense potential of P-BCMACD19-ALLO1 to address growing needs across autoimmune diseases

Illustrative examples, not exhaustive

Plasma cell and B cell targeting have strong mechanistic relevance

- Myasthenia Gravis: 70K
- IgA Nephropathy: 140K
- ANCA Vasculitis: 100K

Deeper, more durable response, potential in diseases with emerging CAR-T efficacy

- Lupus (SLE & LN): 370K
- Systemic Sclerosis: 100K
- Immune Mediated Myopathies: 46K-70K

Large product scale and off-the-shelf availability is important to meet patient needs

- Rheumatoid Arthritis: 1.3M
- Multiple Sclerosis: 950K – 1M
- Sjögren's syndrome: 340K

Significant unmet need across autoimmune diseases, yet to be explored for CAR-T treatment

- Membranous Nephropathy: 70K
- Autoimmune Encephalitis: 22K
- IgG4 Related Disease: 18K

Estimated U.S. prevalence, not to scale
Sources: Global Data, Evaluate

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© 2024 Poseida Therapeutics, Inc. All Rights Reserved.

POSEIDA THERAPEUTICS

ONC OL OG Y NEW DATA P-BCMACD19-ALLO1 effectively eliminates BCMA+ multiple myeloma bulk tumor cells and CD19+ bone marrow progenitor cells Progenitor killing with CD19+ targeting Potent killing of MM cell lines with BCMA+ targeting - + BCMA CD19 progenitors (primary patient samples, n=4) MM patients (N=4) P-BCMACD19-ALLO1 Mock T cell control Anti-BCMA CAR-T Anti-CD19 CAR-T 100 75 + - Control cell lines BCMA CD19 MM cells 100 50 + + - - BCMA CD19 BCMA CD19 100 100 75 25 75 75 50 0 50 50 25 25 25 0 0 0 Effector : Target Ratio Effector : Target Ratio 41 © 2024 Poseida Therapeutics, Inc. All Rights Reserved. Anti-BCMA CAR-T Anti-CD19 CAR-T P-BCMACD19-ALLO1 % Killing 10:1 5:1 2.5:1 1.25:1 0.625:1 % Killing 10:1 5:1 2.5:1 1.25:1 0.625:1 10:1 5:1 2.5:1 1.25:1 0.625:1 % Killing of CD81+CD19+ cells (Relative to MOCK control)

ONC OL OG Y NEW DATA Tandem BCMA binder has equal activity against wild-type (WT) BCMA & identified clinical escape mutants, including teclistamab-associated mutation R27P BCMA tandem binder effectively binds BCMA mutant Potent cytotoxicity against WT & BCMA mutant cells BCM BCM A R2 A R2 7P 7 (m P utant) BCMA WT BCMA R27P (mutant) 100 BCMA mAB control BCMA tandem binder 4 4 80 BCMA mono-binder 1 BCMA mono-binder 2 3 60 3 Target only 40 2 2 20 1 1 BCMA mono-binder 2 0 BCMA tandem binder 0 0.01 0.1 1 10 0 0 20 40 60 0 20 40 60 Protein Concentration (μg/mL) Time elapsed (Hrs) Time elapsed (Hrs) In vitro binding assay of BCMA R27P protein In vitro cytotoxicity against K562 expressing BCMA WT or R27P mutant expressed by K562 cells via mRNA Note: Binding to other BCMA isoforms (WT, P33Del, P33S and S30Del) also confirmed (data not shown) 42 © 2024 Poseida Therapeutics, Inc. All Rights Reserved. % Protein bound to cells by FACS Tumor Growth (relative to input) 2 Total Area (µm / image) normalized to time = 0 hr

Waves of innovation in solid tumor cell therapy Devon J. Shedlock, PhD CSO, Cell Therapy

Solid tumors pose unique challenges for development, requiring bold innovations to overcome and address significant unmet need

No CAR-Ts approved for solid tumors*

Key roadblocks

- Antigen Heterogeneity
- CAR-T Cell Tracking & Infiltration
- On Target Off Tumor Tox
- Hostile Tumor Microenvironment

90%
of cancers are solid tumors[1]

1.8M
Estimated incidence (U.S.)[1]

550K
Patients dying annually (U.S.)[1]

$190B
Market size[2]

BOLD INNOVATIONS AN IMPERATIVE

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© 2024 Poseida Therapeutics, Inc. All Rights Reserved.

* Does not include approvals for engineered T cell receptor (TCR) and tumor-infiltrating lymphocyte (TIL) therapy
1. SEER, American Cancer Society (2024) – solid tumor estimates
2. Global Market Size in 2023. Source: Global Oncology Trends, 2024 (IQVIA)

POSEIDA THERAPEUTICS

Poseida's flexible platform sets up waves of innovation in allogeneic cell therapy for solid tumors, including entirely new platforms


Projected Value
Time

First Generation

P-MUC1C-ALLO1

MUC1C + epithelial tumors

- Initial foray into solid tumors with Allo-T_{SCM} platform
- Significant learnings on lymphodepletion needs
- Initial exploration of LD + low-dose MTX

Second Generation

P-PSMA-ALLO1

Prostate cancer

cCAR Allo-T (Astellas)

Pan-solid tumor

- Leveraging clinical experience from P-PSMA-101
- New technologies and process science, LD strategies
  - Modifications for viability, potency persistence
- Robust Allo-T_{SCM} platform + flexible targeting with Astellas cCAR

Third Generation

CAR-TCR Platform

Pan-solid tumor

Platforms may be advantageous across oncology and other disease areas

- New technology leveraging clinical learnings and our Allo platform / process advances
- CAR-TCR targets both extra- and intracellular tumor-associated antigens
  - CAR-TCR / TCE synergy

MUC1C, C-terminal domain of Mucin 1; T_{SCM}, stem memory T cell; LD, lymphodepletion; MTX, methotrexate; PSMA, prostate-specific membrane antigen; Allo, allogeneic; cCAR, convertible CAR; TCR, T cell receptor; TCE, T cell engager

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© 2024 Poseida Therapeutics, Inc. All Rights Reserved.

POSEIDA THERAPEUTICS

FIRST GENERATION

P-MUC1C-ALLO1 is Poseida's lead solid tumor allogeneic CAR-T program

Motivation

- High unmet medical need in many epithelial cell-derived tumors
- Poseida's earlier autologous PSMA program showed clinical potential of T_{SCM}-rich CAR-T in a solid tumor

Clinical Trial

- Phase 1 basket study enrolling treatment resistant breast, ovarian, colorectal and other tumors (NCT05239143)
- 3x3 dose escalation; Poseida-produced GMP product
- Ongoing exploration of dosing regimen and lymphodepletion

P-MUC1C-ALLO1


TCR KO
Partial B2M KO
Safety switch
MUC1C CAR

Unique approach to targeting MUC1C protein at tumor specific moiety

Also carries Poseida's platform[1] elements

Exploit (MTX) resistance of Poseida's CAR-T for unique, additive LD strategy


150
100
50
0
% Survival
0
250
750
MTX Concentration (nM)
P-MUC1C-ALLO1 Stimulated
Pan T Unstimulated
Pan T Stimulated

- At low MTX doses, equivalent to those used for autoimmune disease therapy, activated T cells are killed, while P-MUC1C-ALLO1 cells are not
- LD/MTX approach may enhance CAR-T expansion/persistence and is in study design

Data update planned for ESMO-IO 2024

1. Safety switch, selectable marker, TCR KO, β2M KO

PSMA, prostate-specific membrane antigen; T_{SCM}, stem memory T cell; GMP, good manufacturing practice; TCR, T cell receptor; B2M, beta-2 microglobulin; MUC1C, C-terminal domain of Mucin 1; LD, lymphodepletion; SLE, systemic lupus erythematosus; RA, rheumatoid arthritis; nM, nanomolar; MTX, methotrexate

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© 2024 Poseida Therapeutics, Inc. All Rights Reserved.
POSEIDA THERAPEUTICS

F I RST G ENER AT I ON NEW DATA Substantial tumor size decrease and prolonged stable disease (~1 year) in patient with heavily pretreated appendiceal carcinoma Baseline Day 344 st 1 P-MUC1C-ALLO1 Dose Screening nd 2 Dose Baseline -39 -6 0 STUDY DAY 85 st nd LD – 1 Dose LD – 2 Dose 2 2 Cy 500 mg/m Cy 500 mg/m 2 2 Flu 30 mg/m × 3d Flu 30 mg/m × 3d Enlarged paraesophageal Paraesophageal lymph node lymph node: 42 mm decreased in size to 28 mm (42% decrease) MUC1C, C-terminal domain of Mucin 1; LD, lymphodepletion; Cy, cyclophosphamide; Flu, Fludarabine; mm, millimeter 47 © 2024 Poseida Therapeutics, Inc. All Rights Reserved.

SECOND GENERATION

NEW DATA

P-PSMA-ALLO1 builds upon Poseida's earlier PSMA autologous CAR-T program to tackle prostate cancer

- Dual CAR format has shown improved efficacy compared to the autologous program Centyrin™ binder in xenograft tumor models
- P-PSMA-ALLO1 includes latest process development and allogeneic CAR-T platform improvements for improved cell health, viability, potency, and persistence

Multiple cell expansion and potency enhancements to deliver best product profile


New process science
KO for safety and immune stealth
TCR KO
Partial B2M KO
Engineered transposon and RNAs for cell yield, CAR expression, potency
ICD1
CAR1
ICD2
CAR2
Armoring to drive expansion and persistence
Dual CARs, different binders and ICDs

48 © 2024 Poseida Therapeutics, Inc. All Rights Reserved.

PSMA, prostate-specific membrane antigen; KO, knock out; TCR, T cell receptor; B2M, beta-2 microglobulin; ICD, intracellular domain

POSEIDA THERAPEUTICS

** SECOND GENERATION NEW DATA Fully dual CAR P-PSMA-ALLO1 outperformed single and tandem binder CAR-Ts In vivo screen of PSMA binder candidates Reactivity of Lead Dual CAR with PSMA isoforms PBS Control 45 CD8+ VHCAR1 40 1,500 CD4+ VHCAR2 35 Tandem VHCAR1-VHCAR2 30 1,250 Tandem VHCAR2-VHCAR1 25 Dual VHCAR1-VHCAR2 PSMA Isoforms 20 1,000 Dual VHCAR2-VHCAR1 (membrane-bound) 15 10 750 5 0 500 ns 250 0 0 7 14 21 28 35 42 49 RNA-engineered K562 cells Days Post-CAR T Infusion • Dual biparatopic PSMA CAR-T outperforms tandem and single • CAR-T with selected binders do not bind alternative PSMA VH CAR-T in vivo isoforms (expressed extratumorally) • Optimal combination of ICDs (E.g. CAR1-ICD1 + CAR2-ICD2) will be determined for PSMA dual CAR PSMA, prostate-specific membrane antigen; VH, heavy chain variable; PBS, phosphate buffered saline; ICD, intracellular domain 49 © 2024 Poseida Therapeutics, Inc. All Rights Reserved. CAR T Only Control LNCaP PC.3 PSMA (PSMA-1) PSM-D (PSMA-7) PSME (PSMA-9) PSMAΔ6 PSMAΔ18 (PSMA-8) Control (No RNA) 3 Tumor Volume [mm ] Cytotoxicity (%CD107a+)

SECOND GENERATION

Concept of Xyphos/Poseida Research collaboration for convertible Allo CAR-T_{SCM}


TSCM
Allogeneic
endoTCR KO
MHCI KO
CAR
αβTCR
γδTCR
T Cell Engager
Therapy Combination
Multi-targeting

Key features of the Allo-T platform, with the range of possible modifications shown

Combine the Allo-T and ACCEL™ platform to target solid tumors

Poseida's Allo-T cell platform

Xyphos' ACCEL™ Platform w/ MicAbody™ library

convertibleCAR™ expressing Allo-T cells


Tumor cell
"MicAbody"
iNKG2D-CAR
convertibleCAR cell

ACCEL™ platform, consisting of a modified mAb with engineered ligand (MicAbody™) and iNKG2D-based convertibleCAR™

- ✓ Combination of ACCEL™ and T_{SCM} aims to create a long lasting, highly active, but exquisitely controlled cancer killing CAR-T
- ✓ The collaboration will provide us with the opportunity to utilize clinical stage allogenic T-cells to maximize the value of the ACCEL™ platform
- ✓ Xyphos' MicAbody™ Library will be used in conjunction with Poseida's ALLO-T platform
- ✓ **Single T-cell design (iNKG2D T) with efficient manufacturing process**

T_{SCM}, stem memory T cell; endoTCR, endogenous T cell receptor; KO, knock out; MHCI, major histocompatibility complex class I; Allo, allogneic; cCAR, convertible CAR; mAb, monoclonal antibody; iNKG2D, inert natural killer group 2 member D receptor

50 © 2024 Poseida Therapeutics, Inc. All Rights Reserved.

SECOND GENERATION

Allogeneic universal cCAR-T and solid tumor-targeting MicAbody™ demonstrate compatibility of Poseida, Xyphos platforms

NEW DATA

- Allogeneic universal iNKG2D cCAR-T_{SCM} in the presence of solid tumor antigen-targeting MicAbody™ demonstrates potent, specific in vitro cytotoxicity
- Demonstrates potential to develop a highly flexible family of drug products consisting of a single off-the shelf Allo CAR-TSCM matrixed with multiple MicAbodies™

Allogeneic iNKG2D CAR-T + Target 1 MicAbody™ in vitro cell killing assay (5:1 E:T ratio)



Tumor Cell Growth (AUC)
120
100
80
60
40
20
0
v1
v2
MOCK T cells
iNKG2D CAR T
MicAb conc.
10pM
100pM
1,000pM
Target 1 MicAb A
10pM
100pM
1,000pM
Target 1 MicAb B
1,000pM Negative Control MicAb
No MicAb Control

T_{SCM}, stem memory T cell; cCAR, convertible CAR; iNKG2D, inert natural killer group 2 member D receptor; AUC, area under the curve; pM, picomolar; POC, proof-of-concept

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© 2024 Poseida Therapeutics, Inc. All Rights Reserved.

POSEIDA THERAPEUTICS

THIRD GENERATION

Poseida is systematically exploring next-generation improvements for solid tumors to be used in 'third-wave' innovation

Potency and persistence

- Cell health, cell activation, and pathway utilization for maintenance of stemness and optimal potency

Immune escape

- T cell and NK cell shields can increase drug exposure via decreasing rejection by host immune cells



Process and media
CAR1
CAR2
Metabolic modulators
Checkpoint KO
ICD1
ICD2
miR
Switch receptor
Cytokine receptor
Dominant negative receptor
shRNA KD
abTCR
TCE (Ag4)
gdTCR (Ag3)
CAR (Ag 2)
CAR (Ag1)
MTX + Cy/Flu to enhance LD
NK cell shield KI
NK cell shield KO
T cell shield KI
T cell shield KO

Armoring

- Armoring can block TME suppressive signals or co-opt for activation and expansion

Multi-Antigen targeting

- Transposon transgene can express multiple CARs, γδ/αβ TCR, enables use of TCE for targeting up to 4 unique antigens with a single CAR-T

TME, tumor microenvironment; NK, natural killer; KO, knock out; KI, knock in; ICD, intracellular domain; miR, microRNA; MTX, methotrexate; Ag, antigen; abTCR, alpha-beta T cell receptor; gdTCR, gamma-delta T cell receptor; shRNA, short hairpin RNA; TCE, T cell engager

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© 2024 Poseida Therapeutics, Inc. All Rights Reserved.

POSEIDA THERAPEUTICS

THIRD GENERATION

A new platform for tough tumors: Poseida's combination CAR-TCR technology is designed to address the challenges of adoptive cell therapy for solid tumors

- Inclusion of one or more CARs and TCRs simultaneously (CAR-TCR technology) is enabled by large transposon cargo capacity
- Can combine classic CAR + γδTCR or αβTCR in single products
- CAR-TCR addresses the heterogeneity of solid tumor antigen expression:
  - Recognize both cell-membrane (CAR) and cytoplasmic (TCR) antigens
  - Capable of engaging TCE therapeutic against a 3rd target
  - Potential to be used with TCR-T-priming reagent or vaccine
- CAR-TCR potency and persistence:
  - TCR provides additional survival signal for cell persistence
  - TCR maintains high memory, low exhaustion phenotype for longer duration
  - γδTCR may have advantages for trafficking, without need for HLA matching or GVHD risk



T_{SCM}
Allogeneic
endoTCR KO
MHCI KO
CAR
αβTCR
γδTCR
T Cell Engager
Therapy Combination
Multi-targeting

T_{SCM}, stem memory T cell; endoTCR, endogenous T cell receptor; KO, knock out; MHCI, major histocompatibility complex class I; TCE, T cell engager; GVHD, graft-versus-host disease; TCE, T cell engager; HLA, human leukocyte antigen

53 © 2024 Poseida Therapeutics, Inc. All Rights Reserved.

POSEIDA THERAPEUTICS

T H IR D G ENER AT ION CAR-TCR T cells exhibit strong functional capabilities against both cell surface CAR target and intracellular TCR target Allo CAR + abTCR or CAR + gdTCRTs kill single and double-Ag positive tumor cells When exposed to double Ag+ cells, a higher % of Allo CAR + MUC1C CAR + NY-ESO-I αβTCR αβTCR vs CAR-T express ≥ 2 Target cells: No AntigenαβTCR-Antigen+ CAR-Antigen+ Dual-Antigen+ immune mediator cytokines [Peptide + MHCI] 6 2×10 Tumor Only 6 CAR-T 45 1.5×10 αβTCR+CAR-T 6 1×10 40 αβTCR-T 5 5×10 35 0 0 8 16 24 32 40 48 56 64 72 0 8 16 24 32 40 48 56 64 72 0 8 16 24 32 40 48 56 64 72 0 8 16 24 32 40 48 56 64 72 30 Time (hrs) 25 MUC1C CAR + pAg γδTCR 20 Target cells: No AntigenγδTCR-Antigen+ CAR-Antigen+ 15 [pAG + BTN2A/3A] 10 6 2×10 Tumor Only 6 5 1.5×10 CAR-T 6γδTCR+CAR-T 1×10 0 5 5×10 0 0 8 16 24 32 40 48 56 64 72 0 8 16 24 32 40 48 56 64 72 0 8 16 24 32 40 48 56 64 72 Time (hrs) TCR, T cell receptor; Allo, allogeneic; hrs, hours; Ag, antigen; MUC1C, C-terminal domain of Mucin 1; NY-ESO-1, New York esophageal 54 © 2024 Poseida Therapeutics, Inc. All Rights Reserved. squamous cell carcinoma 1; MHCI, major histocompatibility complex class 1; pAg, phosphoantigen; BTN, Butyrophilin CAR-T CAR-TCR-T Total Green Area Total Green Area 2 2 (μm /image) (μm /image) % polyfunctional cells

THIRD GENERATION

Originally presented at SOHO/LLM

Inspirational case study: T cell engager reactivation and redirection of CAR-Ts

TCE talquetamab caused dramatic benign P-BCMA-101 reactivation years after CAR-T administration


P-BCMA-101
Talquetamab
qPCR
Lymphocyte Count
Massive increase in P-BCMA-ALLO1 transgene levels post talquetamab (peak 678,120 copies/µg of DNA)
P-BCMA-101 copies/µg DNA
ALC x10³/µL
Study Day
-70 -60 0 200 400 1190 1200 1210 1220
100
10
1
0.1
0.01

- Pt received autologous P-BCMA-101, and achieved a sCR; in remission ~31 mo
- >3 years after P-BCMA-101, pt received 1 wk of GPRC5D TCE - talquetamab
- Dramatic benign polyclonal re-expansion of P-BCMA-101
- **sCR > 10 mo from last dose of TCE**
- Observation is possibly a unique feature of T_{SCM}-rich CAR-T products, such as P-BCMA-101, that demonstrate tropism for the bone marrow and are more likely to result in durable engraftment

"This case study demonstrates the remarkable potential of T stem cell memory-based therapies, providing a strong anti-myeloma response with a long-term remission and, notably, CAR-T cell persistence.

Most notably, we believe this is the first time that a T-cell engager has been seen to reactivate a CAR-T therapy, and the evidence suggests that this reactivation drove a second wave of CAR-T cell proliferation that led to another complete response three years after the initial successful CAR-T treatment. This patient is now off all anti-myeloma treatments and living in remission for more than nine months following 1 week of TCE therapy, a truly amazing outcome."

Thomas G. Martin, M.D.
Clinical Professor of Medicine, Adult Leukemia and Bone Marrow Transplantation Program and Director of Hematology, Blood and Marrow Transplantation and Cellular Therapy at UCSF



TCE, T cell engager; ALC, absolute lymphocyte count; qPCR, quantitative PCR; sCR, stringent complete response; pt, patient; GPRC5D, G protein-coupled receptor, class C, group 5, member D; T_{SCM}, stem memory T cells; UCSF, University of California San Francisco

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© 2024 Poseida Therapeutics, Inc. All Rights Reserved.
POSEIDA THERAPEUTICS

T H IR D G ENER AT ION Designing the CAR-TCR+TCE approach to work in allogeneic cell therapy: T cell engager reactivation and redirection of TCR+ CAR-Ts CAR+TCR-T synergized with TCE to control tumors expressing three unique antigens Patent filed 3 3×10 3 2.5×10 TCE No Treatment 3 CD70 2×10 αβTCR+CAR Alone 3 αβTCR+CAR + TCE 1.5×10 3 1.0×10 second tumor challenge 2 5.0×10 TCE injection • MUC1C-CAR + NY-ESO-1-TCR T cells: + + - ⎯ controlled primary tumor (MUC1C /NY-ESO-1 /CD70 ) 0 14 21 28 35 42 49 56 63 70 77 ⎯ later, were re-activated and re-directed by administration of a Study Day CD70 T cell engager (TCE) to control challenge by a secondary - - + tumor (MUC1C /NY-ESO-1 /CD70 ) TCR, T cell receptor; MUC1C, C-terminal domain of Mucin 1; b2,Mbeta-2 microglobulin; KO, knock out; 56 © 2024 Poseida Therapeutics, Inc. All Rights Reserved. TCE, T cell engager; NY-ESO-1, New York esophageal squamous cell carcinoma 1 3 Tumor Volume [mm ]

The power of partnerships fireside chat Karen Basbaum Peter Sandor, MD SVP, Business Development EVP, Head of Corporate Strategy at Poseida Therapeutics at Astellas Pharma

In-house GMP manufacturing capabilities Loren Wagner Chief Operations Officer

Poseida manufactures GMP allogeneic CAR-T in house for higher yields and lower COGS Facility supports current needs for three allogeneic programs while simultaneously advancing our platform POSEIDA'S ALLOGENEIC VS. AUTOLOGOUS PLANT 1 • ~1/10 facility size for comparable output 2 • Far lower labor and operating costs • On demand product delivery to site of care • Reach 100% of patients via stored inventory • Targeting biologics-like COGS Efficient | Accessible | Flexible | Cost Effective | Off-the-shelf 1. Assuming autologous facility size is 150,000 sq. ft. 59 © 2024 Poseida Therapeutics, Inc. All Rights Reserved. 2. Assumes an autologous facility workforce requires at least 900-1200 people Data on file

Poseida’s consistent platform reflects a holistic systems engineering approach to CAR-T set to deliver product after product Robust healthy donor screening system Non-viral gene insertion and gene editing “On-demand” delivery of therapy approaches the same across all programs, from inventory through supply chain and customized for T cells SCM Allogeneic CAR-T Enterprise Selectable marker supports purification so Poseida’s platforms Proprietary Booster Molecule enable the “capacity to that nearly all cells are CAR-carrying, with improves manufacturing yield cure” in a new class of the potential for optimal therapeutic index CAR-T therapies Unit operations optimization across process Safety “switch” to selectively eliminate development and quality, applied to all programs CAR-T cells in the patient, if necessary Poseida has taken a deliberate platform approach to develop a pipeline of allogeneic CAR-T programs that use the same proprietary technologies, the same manufacturing platform and reflect similar production methods 60 © 2024 Poseida Therapeutics, Inc. All Rights Reserved.

NEW Apheresis purity is variable among donors but consistent between DATA collections Donor 1 Donor 2 Donor 3 Donor 1 Donor 2 Donor 3 100 100 100 Collection 1 Collection 1 Collec Collection 2 Collection 2 Collec Collection 3 Collection 3 Collec 50 50 50 0 0 0 Note: All cell types are % of CD45+ cells in apheresis • All collections from a particular donor have similar cellular distributions in the apheresis • Cell distribution in the apheresis is donor-dependent 61 © 2024 Poseida Therapeutics, Inc. All Rights Reserved. Monocytes B Cells NK Cells NKT Cells T cells Impurities Monocytes B Cells NK Cells NKT Cells T cells Impurities Monocytes B Cells NK Cells NKT Cells T cells Impurities Percent of CD45+ cells (%) Percent of CD45+ cells (%) Percent of CD45+ cells (%)

NEW DATA Fold expansion during allogeneic CAR-T manufacturing is donor-dependent 20 15 There is significant donor variability in fold expansion 10 during CAR-T cell manufacturing 5 0 Lots/Donors 62 © 2024 Poseida Therapeutics, Inc. All Rights Reserved. Fold expansion

NEW Fold expansion is consistent across multiple collections from the same DATA donor Donor Fold Expansion 25 Collection 1 20 • Donors had slightly differential levels Collection 2 of expansion but were overall within 15 Collection 3 a consistent and predictable range 10 • Donors had consistent expansion 5 across multiple collections 0 Donor 1 Donor 2 Donor 3 63 © 2024 Poseida Therapeutics, Inc. All Rights Reserved. Fold Expansion

NEW DATA Gene editing efficiency is donor-dependent but consistent across collections 100 75 Pre-Purification CD3 KO and B2M 50 KO is donor-dependent 25 ⎯ Donor 1 and Donor 3 0 • ~80-90% (CD3 KO) Donor 1 Donor 1 Donor 2 Donor 3 • ~63-67% (B2M KO) ⎯ Donor 2 100 • ~68-75% (CD3 KO) Collection 1 80 Collection 2 • ~57-60% (B2M KO) 60 Collection 3 40 20 0 Donor 1 Donor 2 Donor 3 64 © 2024 Poseida Therapeutics, Inc. All Rights Reserved. B2M KO (%) Pre-Purification CD3 KO (%) 84.8 65.6 64.8 85.9 67.7 84.4 57.4 58.9 60.4 67.6 63.8 63.3

NEW Final product phenotype is donor-dependent but consistent across multiple DATA collections Final Product CD8 Phenotype Final Product CD8 Phenotype 100 T EFF T EM T CM T SCM 50 0 65 © 2024 Poseida Therapeutics, Inc. All Rights Reserved. Donor 1, C1 Donor 1, C2 Donor 1, C3 Donor 2, C1 Donor 2, C2 Donor 2, C3 Donor 3, C1 Donor 3, C2 Donor 3, C3 % Frequency of subset

NEW Final product potency is donor-dependent but consistent for an DATA individual donor In Vivo Potency 150 100 50 0 P-BCMA-ALLO1 Products • There is donor-dependent variability for in vivo anti-tumor potency ⎯ This potency is relatively consistent with repeat donor collections and productions ⎯ Most variability in potency over repeat collections is due to changes in process/manufacturing 66 © 2024 Poseida Therapeutics, Inc. All Rights Reserved. Normalized Tumor AUC (% of PBS control)

Poseida's manufacturing platform, used across all products, delivers T_{SCM}-rich products with high purity

Allogeneic manufacturing process enhanced with Booster Molecule technology to deliver high yields



ONE HEALTHY DONOR



ONE
LEUKOPAK

Manufacturing

T Cell Isolation

Non-viral Gene Editing

CAR-T Cell Selection and Expansion with Booster Molecule

Purification

Fill/finish

Storage in Inventory



~100 DOSES

- Production process preserves T_{SCM} phenotype
- Nearly all CAR-carrying cells
- "On demand" delivery to site of care

P-BCMA-ALLO1 interim Phase I study data presented at IMS 2024 illustrates our manufacturing capability, using product from 7 manufacturing lots and 6 different qualified donors

Poseida Data on File

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© 2024 Poseida Therapeutics, Inc. All Rights Reserved.

POSEIDA THERAPEUTICS

Future manufacturing platform enhancement opportunities Donor screening data is a ripe Gene editing is the most sensitive Poseida manufacturing processes space for cellular analysis via and critical element of the to date have used static expansion artificial intelligence. Advances in manufacturing process. flasks. Dynamic bioreactor this space can create a faster and Advances in electroporation unit environments and Booster more economical way to assess operations can improve editing, Molecule enabling technology potential donors. reduce the need for later have the potential to unlock depletion, and improve cell significantly higher yields, which health throughout the process. results in lower cost of goods and a smaller required pool of donors. 68 © 2024 Poseida Therapeutics, Inc. All Rights Reserved.

Concluding remarks Kristin Yarema, PhD President & CEO

Strong partnerships with Roche and Astellas validate allogeneic platform and fund programs • $50 million upfront plus up to $550 • Deal worth up to $6 billion in million, plus royalties aggregate value, plus royalties • Currently three heme malignancy • Combines Poseida allogeneic platform collaboration programs with Astellas technology for up to two TM ‘convertibleCARs ’ for solid tumors • $80 million in milestone payments earned to date in 2024 • Follows an earlier $50 million equity investment in Poseida More than $400M generated through external partnership payments, upfronts and milestones over the past three years 70 © 2024 Poseida Therapeutics, Inc. All Rights Reserved.

Poseida's path to value creation in allogeneic cell therapy

Presently heading into our second growth horizon

Build Foundation

VALIDATE PLATFORM

- Advance non-viral allogenic CAR-T_{SCM} assets in the clinic
  - P-BCMA-ALLO1 in Phase 1b; RMAT designation
  - 3 clinical stage programs across liquid & solid tumors
- Establish partnerships with Roche and Astellas
- Manufacture GMP product in-house

Extend Approach

DRIVE VALUE

- Enter autoimmune disease space
- Deepen and extend pharma partnerships
- Grow wholly-owned asset pipeline
- Refine next-generation tools & technologies
- Further strengthen manufacturing, healthy donor competencies

Disrupt Cell Therapy

DELIVER FOR PATIENTS

- Stream assets from allogeneic CAR-T_{SCM} product engine
- Launch new cell therapy platforms for greater reach (CAR-TCR and beyond)
- Manufacture high volume, low COGS products at scale
- Commercialize partnered and own assets that have strong value propositions

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© 2024 Poseida Therapeutics, Inc. All Rights Reserved.

POSEIDA THERAPEUTICS

Thank You To our patients, partners and dedicated Poseida teams for supporting our bold mission to redefine the future of cell therapy for life-threatening cancers and autoimmune diseases

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